Exhibit 10.11.1
First Amendment to 2006 Stock Plan
          THIS FIRST AMENDMENT (this “Amendment”) to the STOCK PLAN, entered into as of December 22, 2005 (as amended, the “Plan”), by MIRION TECHNOLOGIES, INC. (f/k/a Global Monitoring Systems, Inc.), a Delaware corporation (the “Corporation”) is entered into as of August 5, 2008. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Plan.
WITNESSETH:
          WHEREAS, the requisite parties to the Plan desire to amend the Plan in accordance with Section 9(b) thereof.
          Section 1 Amendment. The aggregate number of Shares that may be issued under the Plan as described in Section 3(a), “Basic Limitation” of the Plan shall be, and hereby is, raised to 118,840 total authorized Shares.
          Section 2. Miscellaneous.
          (a) Except as specifically amended above, the Plan is and shall continue to be in full force and effect.
          (b) This Amendment may be executed in two or more counterparts, each of which shall serve as an original of the party executing the same, but all of which shall constitute but one and the same Plan.
          (c) All headings set forth in this Amendment are intended for convenience only and shall not control or affect the meaning, construction or effect of this Amendment or the Plan or of any of the provisions hereof or thereof.
          (d) This Amendment shall be deemed to be a contract governed by the laws of the State of Delaware and shall for all purposes be construed in accordance with the laws of such state, without reference to the conflicts of laws provisions thereof.
          Section 3. Ratification. The party hereto hereby ratifies and confirms the Plan as amended by this Amendment.
          Section 4. Authorization. This Amendment has been executed by the Company.
          IN WITNESS WHEREOF, the undersigned has caused this First Amendment to the 2006 Stock Plan to be executed, by its duly authorized officer, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:	/s/ Thomas D. Logan
	Name:	Thomas D. Logan
	Title:	President